EXHIBIT 10.8

INFORMATICA CORPORATION 2009 EQUITY INCENTIVE PLAN
NOTICE OF PERFORMANCE-BASED RESTRICTED STOCK UNIT AWARD

Grantee’s Name and Address:	[NAME]
%%ADDRESS_LINE_1%-%
%%ADDRESS_LINE_2%-%
%%CITY%-%, %%STATE%-% %%COUNTRY-% %%ZIPCODE%-%
You have been granted an Award of performance-based restricted stock units (“Restricted Stock Units”), subject to the terms and conditions of this Notice of Restricted Stock Unit Award (the “Notice”), the Informatica Corporation 2009 Equity Incentive Plan (the “Plan”) and the Restricted Stock Unit Award Agreement (the “Restricted Stock Unit Agreement”) as follows:

Award Number:	%%RSU_NUMBER%-%

Date of Award (“Grant Date”):	%%RSU_DATE,’Month DD, YYYY’%-%

Vesting Commencement Date:	%%VEST_DATE_PERIOD1%-%
Target Number of Restricted Stock

Units (“Target”):	%%TOTAL_SHARES_GRANTED,’999,999,999’%-%
Vesting Schedule:
The Restricted Stock Units are eligible to vest only if both (a) the performance-based goals described below are achieved, and (b) the service-based requirements as described below are met.
Performance-Based Vesting Component. The actual number of Restricted Stock Units that will be eligible to vest will be determined based on the Company’s “[performance goal]” (as defined below) results for [performance period]. The number of Restricted Stock Units earned (and therefore eligible to vest) will be based on the Company’s [performance goal] as follows (any Restricted Stock Units that become eligible to vest after satisfaction of the applicable [performance goal] goals are referred to herein as the “Eligible RSUs”):

[Performance Period][Performance Goal]	Percent of Target Number of RSUs that are Earned (become Eligible RSUs)
[ ] % of Target; no RSUs are earned
[ ] % of Target
[ ] % of Target
[ ] % of Target
[ ]% of Target (“Maximum”)
To the extent that the Company’s [performance goal] results for [performance period] fall between any two [performance goal] amounts set forth in the table above, the percent of the Target number of Restricted

--1-

Stock Units that can be earned will be determined based on linear interpolation using the [performance goal] amount in the table that is greater than but closest to the Company’s results and the [performance goal] amount in the table that is less than but closest to the Company’s results, and their corresponding percents of Target1. Notwithstanding the foregoing, the number of Restricted Stock Units that can be earned cannot exceed the Maximum, regardless of the Company’s [performance goal] performance.
All determinations regarding performance against the [performance goal] goals and the level of achievement against the goals shall be made by the Committee in its sole discretion and all such determinations shall be final and binding on all parties. Restricted Stock Units, if any, will be deemed to have become Eligible RSUs as of the date on which the Committee has certified in writing as to the level of achievement of the goals. This certification shall be made no later than [date]. For purposes of the Notice and the Restricted Stock Unit Agreement, “[performance goal]” means the [performance goal definition]. Notwithstanding any contrary provision of this Notice or of the Restricted Stock Unit Agreement, the Committee (in its discretion) may decrease (including to zero) the number of Restricted Stock Units that become Eligible RSUs. However, the Committee must exercise its discretion under the preceding sentence on or before [date].
Service-Based Vesting Component. Once the number of Eligible RSUs has been determined pursuant to the performance-based vesting component described above, the Eligible RSUs will vest as to one-fourth (1/4) of the Eligible RSUs on the first (1st) anniversary of the Vesting Commencement Date, and an additional one-fourth (1/4) of the Restricted Stock Units will vest on each of the next three (3) annual anniversaries of the Vesting Commencement Date, so that 100% of the Restricted Stock Units will be vested four (4) years from the Vesting Commencement Date, provided in each case that Grantee remains a Service Provider through the applicable vesting date. For purposes of this Notice of Award and the Agreement, a “Service Provider” means an Employee, Non-Employee Director or Consultant, and “Continuous Service” means Grantee’s continued status as a Service Provider.
Change of Control. If a Change of Control occurs while Grantee is a Service Provider and before the last day of [performance goal], the [performance goal] goals in the above table shall be prorated for time elapsed during the fiscal year, [performance goal] performance shall be measured as of the day immediately prior to the Change of Control, and the service-based vesting requirements described above shall continue to apply, except as follows.
Termination of Employment. In the event Grantee ceases to be a Service Provider for any or no reason (including death or Disability) before Grantee vests in the right to acquire the Shares to be issued pursuant to the Restricted Stock Unit, the Restricted Stock Unit and Grantee’s right to acquire any Shares hereunder will immediately terminate, except as follows. Any Restricted Stock Units that become Eligible RSUs in accordance with the above provisions will be subject to potential accelerated vesting in accordance with the terms of any employment or change of control agreement between Grantee and the Company that was entered into before the Grant Date. However, notwithstanding any contrary provision of any such agreement, any Restricted Stock Units that have not become Eligible RSUs will not be subject to the accelerated vesting provisions of any such agreement, nor will they be subject to the Committee’s discretionary authority under the Plan to accelerate vesting.
_______________________
1For example, if the Company’s [performance goal] for [performance period] is $[number], then [number]% of the Target number of Restricted Stock Units can be earned. This is determined by interpolating on a linear basis between the [performance goal] amounts of $[number] and $[number] and their corresponding percents of Target of [number]% and [number]%.

--2-

[SIGNATURE PAGE FOLLOWS]

--3-

By signing below, Grantee acknowledges that this Award of Restricted Stock Units is granted under and governed by the terms and conditions of the Plan and the Agreement, both of which are made a part of this document. By signing this Notice of Award, Grantee represents that he or she has reviewed the Plan, the Agreement and this Notice of Award in their entirety and fully understands all provisions of the Plan, the Agreement and this Notice of Award.

Informatica Corporation,
a Delaware corporation
By:__________________________________
Title: ________________________________

GRANTEE ACKNOWLEDGES AND AGREES THAT THE RESTRICTED STOCK UNITS SHALL VEST, IF AT ALL, ONLY DURING THE PERIOD OF GRANTEE’S CONTINUOUS SERVICE (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THE RESTRICTED STOCK UNITS OR RECEIVING SHARES HEREUNDER). GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS NOTICE, THE RESTRICTED STOCK UNIT AGREEMENT, OR THE COMPANY’S 2009 EQUITY INCENTIVE PLAN SHALL CONFER UPON GRANTEE ANY RIGHT WITH RESPECT TO CONTINUATION OF GRANTEE’S EMPLOYMENT OR CONTINUOUS SERVICE, NOR SHALL IT INTERFERE IN ANY WAY WITH GRANTEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE GRANTEE’S EMPLOYMENT OR CONTINUOUS SERVICE, WITH OR WITHOUT CAUSE.
Grantee acknowledges receipt of a copy of the Plan and the Restricted Stock Unit Agreement, and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts the grant of Restricted Stock Units subject to all of the terms and provisions hereof and thereof. Grantee has reviewed this Notice, the Plan, and the Restricted Stock Unit Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Notice, and fully understands all provisions of this Notice, the Plan, and the Restricted Stock Unit Agreement. Grantee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under this Notice, the Plan or the Restricted Stock Unit Agreement. Grantee further agrees to notify the Company upon any change in the residence address indicated in this Notice.

Dated: ______________________________	Signed:______________________________
Grantee

--4-

INFORMATICA CORPORATION 2009 EQUITY INCENTIVE PLAN
RESTRICTED STOCK UNIT AWARD AGREEMENT
1.Grant of Restricted Stock Units. Informatica Corporation, a Delaware corporation (the “Company”), hereby grants to Grantee (the “Grantee”) named in the Notice of Restricted Stock Unit Award (the “Notice”) an Award of restricted stock units (the “Restricted Stock Units”) as set forth in the Notice, subject to the terms and provisions of the Notice, this Restricted Stock Unit Award Agreement (the “Restricted Stock Unit Agreement”) (the Notice and the Restricted Stock Unit Agreement referred to collectively as the “Agreement”) and the Company’s 2009 Equity Incentive Plan (the “Plan”) adopted by the Company, which are incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Restricted Stock Unit Agreement.
2.Company’s Obligation to Pay. Each Restricted Stock Unit represents the right to receive a Share on the date it vests. Unless and until the Restricted Stock Units will have vested in the manner set forth in Section 3, Grantee will have no right to payment of any such Restricted Stock Units. Prior to actual payment of any vested Restricted Stock Units, such Restricted Stock Unit will represent an unsecured obligation of the Company, payable (if at all) only from the general assets of the Company.
3.Vesting Schedule. Subject to Section 4, the Restricted Stock Units awarded by this Agreement will vest in Grantee according to the vesting schedule set forth in the Notice, subject to Grantee’s Continuous Service through each such date.
4.Forfeiture upon Termination of Continuous Service. Except to the limited extent provided under Termination of Employment in the Notice and notwithstanding any contrary provision of this Agreement, if Grantee ceases to provide Continuous Service for any or no reason, the then-unvested Restricted Stock Units awarded by this Agreement will thereupon be forfeited at no cost to the Company and Grantee will have no further rights thereunder.
5.Payment after Vesting.
(a)Any Restricted Stock Units that vest in accordance with Section 3 will be paid to Grantee (or in the event of Grantee’s death, to his or her estate) in whole Shares, subject to Grantee satisfying any applicable tax withholding obligations as set forth in Section 8. Subject to the provisions of Section 5(b), the vested Restricted Stock Units will be paid in Shares on or as soon as practicable after vesting, but in each such case no later than the date that is two-and-one-half (2 ½) months from the later of (i) the end of the Company’s tax year that includes the vesting date, or (ii) the end of Grantee’s tax year that includes the vesting date.
(b)Notwithstanding anything in the Plan or this Agreement to the contrary, if the vesting of the balance, or some lesser portion of the balance, of the Restricted Stock Units is accelerated in connection with Grantee’s Termination of Service (provided that such termination is a “separation from service” within the meaning of Section 409A, as determined by the Company), other than due to death, and if (x) Grantee is a “specified employee” within the meaning of Section 409A at the time of such Termination of Service, and (y) the payment of such accelerated Restricted Stock Units will result in the imposition of additional tax under Section 409A if paid to Grantee on or within the six (6) month period following Grantee’s Termination of Service, then the payment of such accelerated Restricted Stock Units will not be made until the date six (6) months and one (1) day following the date of Grantee’s Termination of Service, unless Grantee dies

--5-

following his or her Termination of Service, in which case, the Restricted Stock Units will be paid in Shares in accordance with Section 7 as soon as practicable following his or her death. It is the intent of this Agreement to comply with the requirements of Section 409A so that none of the Restricted Stock Units provided under this Agreement or Shares issuable thereunder will be subject to the additional tax imposed under Section 409A, and any ambiguities herein will be interpreted to so comply. For purposes of this Agreement, “Section 409A” means Section 409A of the Code, and any Treasury Regulations and Internal Revenue Service guidance thereunder, as each may be amended from time to time.
6.Deferral. If permitted by the Committee (in its sole discretion), Grantee may make an election to defer the issuance of the Shares issuable in accordance with the terms and conditions set forth in a Restricted Stock Unit deferral election form approved by the Committee. Any such deferral election must be made in the form and manner determined by the Committee in its discretion. In the event that the Committee determines that any attempted election fails to comply with the terms and conditions established by the Committee or with applicable laws or regulations, the Committee may, in its discretion, void the attempted deferral election, modify the terms of the deferral and/or add such requirements as it deems necessary or advisable to comply with applicable law and regulations. Subject to the preceding, if Grantee elects to defer the issuance of vested Shares in accordance with this Section 6, payment of the deferred vested will be made in accordance with the terms of the deferral election.
7.Payments after Death. Any distribution or delivery to be made to Grantee under this Agreement will, if Grantee is then deceased, be made to Grantee’s designated beneficiary, or if no beneficiary survives Grantee, the administrator or executor of Grantee’s estate. Any such transferee must furnish the Company with (a) written notice of his or her status as transferee, and (b) evidence satisfactory to the Company to establish the validity of the transfer and compliance with any laws or regulations pertaining to said transfer.
8.Withholding of Taxes. When Shares are issued as payment for vested Restricted Stock Units, the Company (or the employing Subsidiary or Affiliate) will withhold a portion of the Shares that have an aggregate market value sufficient to pay the minimum federal, state and local income, employment and any other applicable taxes required to be withheld by the Company (or the employing Subsidiary or Affiliate) with respect to the Shares, unless the Company, in its sole discretion, requires Grantee to make alternate arrangements satisfactory to the Company for such withholdings in advance of the arising of any withholding obligations. No fractional Shares will be withheld or issued pursuant to the grant of Restricted Stock Units and the issuance of Shares hereunder. Notwithstanding any contrary provision of this Agreement, no certificate representing the Shares will be issued to Grantee, unless and until all income, employment and other taxes which the Company determines must be withheld with respect to such Shares have been withheld. Grantee will permanently forfeit the Restricted Stock Units if Grantee fails to comply with his or her obligations in connection with the payment of required tax withholdings described in this Section. All income and other taxes related to the Restricted Stock Unit award and any Shares delivered in payment thereof are the sole responsibility of Grantee. If tax obligations are satisfied by withholding from Shares otherwise deliverable to Grantee, Grantee is deemed to have been issued the full number of Shares subject to the vested Restricted Stock Units, notwithstanding that a number of the Shares are held back solely for the purpose of paying tax obligations due in connection with the Restricted Stock Units.
9.Rights as Stockholder. Neither Grantee nor any person claiming under or through Grantee will have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder, unless and until certificates representing such Shares will have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to Grantee.

--6-

10.No Effect on Service. Grantee acknowledges and agrees that the vesting of the Restricted Stock Units pursuant to Section 3 hereof is earned only by Grantee continuing to provide Continuous Service through the applicable vesting dates (and not through the act of being hired or acquiring Shares hereunder). Grantee further acknowledges and agrees that this Agreement, the transactions contemplated hereunder and the vesting schedule set forth herein do not constitute an express or implied promise of Grantee continuing to provide Continuous Services for the vesting period, for any period, or at all, and will not interfere with Grantee’s right or the right of the Company (or the Affiliate or Subsidiary employing or retaining Grantee) to terminate Grantee’s Continuous Service at any time, with or without cause.
11.Address for Notices. Any notice to be given to the Company under the terms of this Agreement will be addressed to the Company at Informatica Corporation, 100 Cardinal Way, Redwood City, California, 94063, or at such other address as the Company may hereafter designate in writing.
12.Grant is Not Transferable. Except to the limited extent provided in Section 7, this grant and the rights and privileges conferred hereby will not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and will not be subject to sale under execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this grant, or any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment or similar process, this grant and the rights and privileges conferred hereby immediately will become null and void.
13.Binding Agreement. Subject to the limitation on the transferability of this grant contained herein, this Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.
14.Additional Conditions to Issuance of Stock. If at any time the Company will determine, in its discretion, that the listing, registration or qualification of the Shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory authority is necessary or desirable as a condition to the issuance of Shares to Grantee (or his or her estate), such issuance will not occur unless and until such listing, registration, qualification, consent or approval will have been effected or obtained free of any conditions not acceptable to the Company. Where the Company determines that the delivery of the payment of any Shares will violate federal securities laws or other applicable laws, the Company will defer delivery until the earliest date at which the Company reasonably anticipates that the delivery of Shares will no longer cause such violation. The Company will make all reasonable efforts to meet the requirements of any such state or federal law or securities exchange and to obtain any such consent or approval of any such governmental authority.
15.Plan Governs. This Agreement is subject to all terms and provisions of the Plan. In the event of a conflict between one or more provisions of this Agreement and one or more provisions of the Plan, the provisions of the Plan will govern.
16.Administrative Authority. The Committee will have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any Restricted Stock Units have vested). All actions taken and all interpretations and determinations made by the Committee in good faith will be final and binding upon Grantee, the Company and all other interested persons. No member of the Committee will be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Agreement.

--7-

17.Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to Restricted Stock Units awarded under the Plan or future Restricted Stock Units that may be awarded under the Plan by electronic means or request Grantee’s consent to participate in the Plan by electronic means. Grantee hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.
18.Captions. Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.
19.Agreement Severable. In the event that any provision in this Agreement will be held invalid or unenforceable, such provision will be severable from, and such invalidity or unenforceability will not be construed to have any effect on, the remaining provisions of this Agreement.
20.Modifications to the Agreement. This Agreement constitutes the entire understanding of the parties on the subjects covered. Grantee expressly warrants that he or she is not accepting this Agreement in reliance on any promises, representations, or inducements other than those contained herein. Modifications to this Agreement or the Plan can be made only in an express written contract executed by a duly authorized officer of the Company. Notwithstanding anything to the contrary in the Plan or this Agreement, the Company reserves the right to revise this Agreement as it deems necessary or advisable, in its sole discretion and without the consent of Grantee, to comply with Section 409A or to otherwise avoid imposition of any additional tax or income recognition under Section 409A of the Code in connection to this Award of Restricted Stock Units.
21.Governing Law. This Agreement shall be governed by the laws of the State of California, without giving effect to the conflict of law principles thereof. For purposes of litigating any dispute that arises under this Award of Restricted Stock Units or this Agreement, the parties hereby submit to and consent to the jurisdiction of the State of California, and agree that such litigation shall be conducted in the courts of San Mateo County, California, or the federal courts for the United States for the Northern District of California, and no other courts, where this Award of Restricted Stock Units is made and/or to be performed.
22.Compensation Clawback or Recovery Policy. The Committee (or the Board or another committee of the Board, as determined by the Board), in its sole discretion, may require Grantee to forfeit, return and/or reimburse to the Company all or a portion of his or her Restricted Stock Units and any amounts paid thereunder, in accordance with any then-effective Company compensation clawback or recovery policy, as it may be established and/or amended from time to time. Any such policy generally shall be intended to apply substantially equally to all officers of the Company, except as the Committee (or the Board or another committee of the Board, as determined by the Board), in its discretion, determines is necessary or appropriate to comply with applicable laws.

--8-

INFORMATICA CORPORATION 2009 EQUITY INCENTIVE PLAN
NOTICE OF PERFORMANCE-BASED RESTRICTED STOCK UNIT AWARD

Grantee’s Name and Address:	[NAME]
%%ADDRESS_LINE_1%-%
%%ADDRESS_LINE_2%-%
%%CITY%-%, %%STATE%-% %%COUNTRY-% %%ZIPCODE%-%
You have been granted an Award of performance-based restricted stock units (“Restricted Stock Units”), subject to the terms and conditions of this Notice of Restricted Stock Unit Award (the “Notice”), the Informatica Corporation 2009 Equity Incentive Plan (the “Plan”) and the Restricted Stock Unit Award Agreement (the “Restricted Stock Unit Agreement”) as follows:

Award Number:	%%RSU_NUMBER%-%

Date of Award (“Grant Date”):	%%RSU_DATE,’Month DD, YYYY’%-%

Performance Period:	January 1, [year] through December 31, [year]
Target Number of Restricted Stock

Units (“Target”):	%%TOTAL_SHARES_GRANTED,’999,999,999’%-%
Vesting Schedule:
The Restricted Stock Units are eligible to vest only if both (a) the performance-based goals described below are achieved, and (b) the service-based requirements as described below are met.
Performance-Based Vesting Component. The actual number of Restricted Stock Units that will be eligible to vest will be determined based on the Company’s “[performance goal]” (as defined below) results and Total Shareholder Return (“TSR”) for the Performance Period. The number of Restricted Stock Units earned (and therefore eligible to vest) will be based on the Company’s [performance goal] (any Restricted Stock Units that become eligible to vest after satisfaction of the applicable goals are referred to herein as the “Eligible RSUs”). In addition, if (and only if) Restricted Stock Units become eligible to vest based on [performance goal] achievement, the number of Restricted Stock Units that become Eligible RSUs will be adjusted based on the Company’s Total Shareholder Return (“TSR”) versus the S&P 400 Software & Services Select Index (the “Index”).
[Peformance Goal] Growth. No Restricted Stock Units will be earned, and therefore no Restricted Stock Units will become Eligible RSUs, unless the Company’s annual [performance goal] for the Performance Period achieves a compound annual growth rate (“CAGR”) of at least [   ]%. For the avoidance of doubt and notwithstanding any contrary provision of this Agreement, except as specifically provided below in the event of a Change of Control, if CAGR of at least [   ]% is not achieved, all of the Restricted Stock Units will be forfeited and returned to the Plan at no cost to the Company, without regard to whether or not the other [performance goal] and TSR goals described below are achieved.
[Performance Goal]. The number of Restricted Stock Units that will become Eligible RSUs will be determined based on the Company’s “[performance goal]” for [performance period] as follows:

[Performance Period][Performance Goal]	Percent of Target Number of RSUs that are Earned (become Eligible RSUs)
[ ]% of Target; no RSUs are earned
[ ]% of Target
[ ]% of Target
[ ]% of Target (“Maximum”)
To the extent that the Company’s [performance goal] results for [performance period] fall between any amounts set forth in the table above, the percent of the Target number of Restricted Stock Units that can be earned will be determined based on linear interpolation using the [performance goal] amount in the table that is greater than but closest to the Company’s results and the amount in the table that is less than but closest to the Company’s results, and their corresponding percents of Target1. Notwithstanding the foregoing, the number of Restricted Stock Units that can be earned for achievement of levels of [performance goal] cannot exceed the Maximum, regardless of the Company’s [performance goal] performance.
TSR versus the Index. The number of Eligible RSUs determined above will be adjusted for certain levels of achievement of TSR by the Company, as compared to the Index. The TSR of the Company and of each company in the Index shall be calculated for the Performance Period. The number of Eligible RSUs determined above (if any) will be multiplied by the percentage in the table below, which percentage depends on the percentile ranking of the Company’s TSR within the Index.

Company TSR Percentile Rank within the Index	Percentage by which Eligible RSUs are Multiplied
Less than [ ]%	0%
[ ]%	[ ]%
[ ]%	[ ]%
[ ]% or higher	[ ]%
For example, if the Company’s TSR rank is the [   ] percentile, the number of Eligible RSUs will equal the number achieved based on [performance goal], times [   ]%. As another example, if the Company’s TSR rank is the [   ] percentile, the number of Eligible RSUs will equal zero (calculated as the number of Eligible RSUs achieved based on [performance goal], times 0%).
For purposes of the TSR calculations, the following rules shall apply. The beginning and ending prices for each stock (including the Company’s) shall be the average stock price during the first calendar quarter of the Performance Period and the last calendar quarter of the Performance Period, respectively. Companies that are added to the Index after the beginning of the Performance Period, respectively. Companies
_______________________
1For example, if the Company’s [performance goal] for [performance period] is [number]%, then [number]% of the Target number of Restricted Stock Units can be earned. This is determined by interpolating on a linear basis between the [performance goal] levels of [number]% and [number]% and their corresponding percents of Target of [number]% and [number]%.

that are added to the Index after the beginning of the Performance Period and companies that cease to be publicly-traded before the end of the Performance Period shall not be considered as part of the Index for purposed of the TSR calculations. If the Company’s TSR for the Performance Period is negative, the table above still will be used to determine the percentage (if any) by which any Eligible RSUs will be increased but in no event will any Eligible RSUs be increased by more than 100%.
All determinations regarding performance against the [performance goal] and TSR goals and the level of achievement against the goals shall be made by the Committee in its sole discretion and all such determinations shall be final and binding on all parties. Restricted Stock Units, if any, will be deemed to have become Eligible RSUs as of the date on which the Committee has certified in writing as to the level of achievement of the goals. This certification shall be made no later than [date]. For purposes of the Notice and the Restricted Stock Unit Agreement, “[performance goal]” means the Company’s [performance goal definition]. Notwithstanding any contrary provision of this Notice or of the Restricted Stock Unit Agreement, the Committee (in its discretion) may decrease (including to zero) the number of Restricted Stock Units that become Eligible RSUs. However, the Committee must exercise its discretion under the preceding sentence on or before [date].
Service-Based Vesting Component. In order to vest in any Eligible RSUs, Grantee must remain a Service Provider through the certification date described in the preceding sentence. For purposes of this Notice of Award and the Agreement, a “Service Provider” means an Employee, Non-Employee Director or Consultant, and “Continuous Service” means Grantee’s continued status as a Service Provider.
Change of Control. If a Change of Control occurs while Grantee is a Service Provider and before the last day of the Performance Period, the following rules will apply. The CAGR [performance goal] goal will be deemed satisfied and the [performance goal] goal will be deemed to be achieved at 100% of Target. The end date for the TSR calculations for both the Company and the Index will be the date of the Change of Control and the final average price will be calculated based on the final five days of the period rather than the final calendar quarter of the period. Any shares that are earned (thus becoming Eligible RSUs) under the rules of this paragraph will be unvested until the end of the Performance Period. The unvested shares will vest on the last day of the Performance Period, subject to Grantee remaining a Service Provider through that date.
Termination of Employment. In the event Grantee ceases to be a Service Provider for any or no reason (including death or Disability) before Grantee vests in the right to acquire the Shares to be issued pursuant to the Restricted Stock Unit, the Restricted Stock Unit and Grantee’s right to acquire any Shares hereunder will immediately terminate, except as follows. Any Restricted Stock Units that become Eligible RSUs in accordance with the above provisions will be subject to potential accelerated vesting in accordance with the terms of any employment or change of control agreement between Grantee and the Company that was entered into before the Grant Date. However, notwithstanding any contrary provision of any such agreement, any Restricted Stock Units that have not become Eligible RSUs will not be subject to the accelerated vesting provisions of any such agreement.
[SIGNATURE PAGE FOLLOWS]

By signing below, Grantee acknowledges that this Award of Restricted Stock Units is granted under and governed by the terms and conditions of the Plan and the Agreement, both of which are made a part of this document. By signing this Notice of Award, Grantee represents that he or she has reviewed the Plan, the Agreement and this Notice of Award in their entirety and fully understands all provisions of the Plan, the Agreement and this Notice of Award.

Informatica Corporation,
a Delaware corporation
By:__________________________________
Title: ________________________________

GRANTEE ACKNOWLEDGES AND AGREES THAT THE RESTRICTED STOCK UNITS SHALL VEST, IF AT ALL, ONLY DURING THE PERIOD OF GRANTEE’S CONTINUOUS SERVICE (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THE RESTRICTED STOCK UNITS OR RECEIVING SHARES HEREUNDER). GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS NOTICE, THE RESTRICTED STOCK UNIT AGREEMENT, OR THE COMPANY’S 2009 EQUITY INCENTIVE PLAN SHALL CONFER UPON GRANTEE ANY RIGHT WITH RESPECT TO CONTINUATION OF GRANTEE’S EMPLOYMENT OR CONTINUOUS SERVICE, NOR SHALL IT INTERFERE IN ANY WAY WITH GRANTEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE GRANTEE’S EMPLOYMENT OR CONTINUOUS SERVICE, WITH OR WITHOUT CAUSE.
Grantee acknowledges receipt of a copy of the Plan and the Restricted Stock Unit Agreement, and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts the grant of Restricted Stock Units subject to all of the terms and provisions hereof and thereof. Grantee has reviewed this Notice, the Plan, and the Restricted Stock Unit Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Notice, and fully understands all provisions of this Notice, the Plan, and the Restricted Stock Unit Agreement. Grantee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under this Notice, the Plan or the Restricted Stock Unit Agreement. Grantee further agrees to notify the Company upon any change in the residence address indicated in this Notice.

Dated: ______________________________	Signed:______________________________
Grantee

INFORMATICA CORPORATION 2009 EQUITY INCENTIVE PLAN
RESTRICTED STOCK UNIT AWARD AGREEMENT
1.Grant of Restricted Stock Units. Informatica Corporation, a Delaware corporation (the “Company”), hereby grants to Grantee (the “Grantee”) named in the Notice of Restricted Stock Unit Award (the “Notice”) an Award of restricted stock units (the “Restricted Stock Units”) as set forth in the Notice, subject to the terms and provisions of the Notice, this Restricted Stock Unit Award Agreement (the “Restricted Stock Unit Agreement”) (the Notice and the Restricted Stock Unit Agreement referred to collectively as the “Agreement”) and the Company’s 2009 Equity Incentive Plan (the “Plan”) adopted by the Company, which are incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Restricted Stock Unit Agreement.
2.Company’s Obligation to Pay. Each Restricted Stock Unit represents the right to receive a Share on the date it vests. Unless and until the Restricted Stock Units will have vested in the manner set forth in Section 3, Grantee will have no right to payment of any such Restricted Stock Units. Prior to actual payment of any vested Restricted Stock Units, such Restricted Stock Unit will represent an unsecured obligation of the Company, payable (if at all) only from the general assets of the Company.
3.Vesting Schedule. Subject to Section 4, the Restricted Stock Units awarded by this Agreement will vest in Grantee according to the vesting schedule set forth in the Notice, subject to Grantee’s Continuous Service through each such date.
4.Forfeiture upon Termination of Continuous Service. Except to the limited extent provided under Termination of Employment in the Notice and notwithstanding any contrary provision of this Agreement, if Grantee ceases to provide Continuous Service for any or no reason, the then-unvested Restricted Stock Units awarded by this Agreement will thereupon be forfeited at no cost to the Company and Grantee will have no further rights thereunder.
5.Payment after Vesting.
(a)Any Restricted Stock Units that vest in accordance with Section 3 will be paid to Grantee (or in the event of Grantee’s death, to his or her estate) in whole Shares, subject to Grantee satisfying any applicable tax withholding obligations as set forth in Section 8. Subject to the provisions of Section 5(b), the vested Restricted Stock Units will be paid in Shares on or as soon as practicable after vesting, but in each such case no later than the date that is two-and-one-half (2 ½) months from the later of (i) the end of the Company’s tax year that includes the vesting date, or (ii) the end of Grantee’s tax year that includes the vesting date.
(b)Notwithstanding anything in the Plan or this Agreement to the contrary, if the vesting of the balance, or some lesser portion of the balance, of the Restricted Stock Units is accelerated in connection with Grantee’s Termination of Service (provided that such termination is a “separation from service” within the meaning of Section 409A, as determined by the Company), other than due to death, and if (x) Grantee is a “specified employee” within the meaning of Section 409A at the time of such Termination of Service, and (y) the payment of such accelerated Restricted Stock Units will result in the imposition of additional tax under Section 409A if paid to Grantee on or within the six (6) month period following Grantee’s Termination of Service, then the payment of such accelerated Restricted Stock Units will not be made until the date six (6) months and one (1) day following the date of Grantee’s Termination of Service, unless Grantee dies following his or her Termination of Service, in which case, the Restricted Stock Units will be paid in Shares in accordance with Section 7 as soon as practicable following his or her death. It is the intent of this Agreement to comply with the requirements of Section 409A so that none of the Restricted Stock Units provided under this Agreement or Shares issuable thereunder will be subject to the additional tax imposed under Section 409A, and any ambiguities herein will be interpreted to so comply. For purposes of this Agreement, “Section 409A” means Section 409A of the Code, and any Treasury Regulations and Internal Revenue Service guidance thereunder, as each may be amended from time to time.
6.Deferral. If permitted by the Committee (in its sole discretion), Grantee may make an election to defer the issuance of the Shares issuable in accordance with the terms and conditions set forth in a Restricted Stock Unit deferral election form approved by the Committee. Any such deferral election must be made in the form and manner determined by the Committee in its discretion. In the event that the Committee determines that any attempted election fails to comply with the terms and conditions established by the Committee or with applicable laws or regulations, the Committee may, in its discretion, void the attempted deferral election, modify the terms of the deferral and/or add such requirements as it deems necessary or advisable to comply with applicable law and regulations. Subject to the preceding, if Grantee elects to defer the issuance of vested Shares in accordance with this Section 6, payment of the deferred vested will be made in accordance with the terms of the deferral election.
7.Payments after Death. Any distribution or delivery to be made to Grantee under this Agreement will, if Grantee is then deceased, be made to Grantee’s designated beneficiary, or if no beneficiary survives Grantee, the administrator or executor of Grantee’s estate. Any such transferee must furnish the Company with (a) written notice of his or her status as transferee, and (b) evidence satisfactory to the Company to establish the validity of the transfer and compliance with any laws or regulations pertaining to said transfer.
8.Withholding of Taxes. When Shares are issued as payment for vested Restricted Stock Units, the Company (or the employing Subsidiary or Affiliate) will withhold a portion of the Shares that have an aggregate market value sufficient to pay the minimum federal, state and local income, employment and any other applicable taxes required to be withheld by the Company (or the employing Subsidiary or Affiliate) with respect to the Shares, unless the Company, in its sole discretion, requires Grantee to make alternate arrangements satisfactory to the Company for such withholdings in advance of the arising of any withholding obligations. No fractional Shares will be withheld or issued pursuant to the grant of Restricted Stock Units and the issuance of Shares hereunder. Notwithstanding any contrary provision of this Agreement, no certificate representing the Shares will be issued to Grantee, unless and until all income, employment and other taxes which the Company determines must be withheld with respect to such Shares have been withheld. Grantee will permanently forfeit the Restricted Stock Units if Grantee fails to comply with his or her obligations in connection with the payment of required tax withholdings described in this Section. All income and other taxes related to the Restricted Stock Unit award and any Shares delivered in payment thereof are the sole responsibility of Grantee. If tax obligations are satisfied by withholding from Shares otherwise deliverable to Grantee, Grantee is deemed to have been issued the full number of Shares subject to the vested Restricted Stock Units, notwithstanding that a number of the Shares are held back solely for the purpose of paying tax obligations due in connection with the Restricted Stock Units.
9.Rights as Stockholder. Neither Grantee nor any person claiming under or through Grantee will have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder, unless and until certificates representing such Shares will have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to Grantee.
10.No Effect on Service. Grantee acknowledges and agrees that the vesting of the Restricted Stock Units pursuant to Section 3 hereof is earned only by Grantee continuing to provide Continuous Service through the applicable vesting dates (and not through the act of being hired or acquiring Shares hereunder). Grantee further acknowledges and agrees that this Agreement, the transactions contemplated hereunder and the vesting schedule set forth herein do not constitute an express or implied promise of Grantee continuing to provide Continuous Services for the vesting period, for any period, or at all, and will not interfere with Grantee’s right or the right of the Company (or the Affiliate or Subsidiary employing or retaining Grantee) to terminate Grantee’s Continuous Service at any time, with or without cause.
11.Address for Notices. Any notice to be given to the Company under the terms of this Agreement will be addressed to the Company at Informatica Corporation, 100 Cardinal Way, Redwood City, California, 94063, or at such other address as the Company may hereafter designate in writing.
12.Grant is Not Transferable. Except to the limited extent provided in Section 7, this grant and the rights and privileges conferred hereby will not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and will not be subject to sale under execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this grant, or any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment or similar process, this grant and the rights and privileges conferred hereby immediately will become null and void.
13.Binding Agreement. Subject to the limitation on the transferability of this grant contained herein, this Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.
14.Additional Conditions to Issuance of Stock. If at any time the Company will determine, in its discretion, that the listing, registration or qualification of the Shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory authority is necessary or desirable as a condition to the issuance of Shares to Grantee (or his or her estate), such issuance will not occur unless and until such listing, registration, qualification, consent or approval will have been effected or obtained free of any conditions not acceptable to the Company. Where the Company determines that the delivery of the payment of any Shares will violate federal securities laws or other applicable laws, the Company will defer delivery until the earliest date at which the Company reasonably anticipates that the delivery of Shares will no longer cause such violation. The Company will make all reasonable efforts to meet the requirements of any such state or federal law or securities exchange and to obtain any such consent or approval of any such governmental authority.
15.Plan Governs. This Agreement is subject to all terms and provisions of the Plan. In the event of a conflict between one or more provisions of this Agreement and one or more provisions of the Plan, the provisions of the Plan will govern.
16.Administrative Authority. The Committee will have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any Restricted Stock Units have vested). All actions taken and all interpretations and determinations made by the Committee in good faith will be final and binding upon Grantee, the Company and all other interested persons. No member of the Committee will be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Agreement.
17.Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to Restricted Stock Units awarded under the Plan or future Restricted Stock Units that may be awarded under the Plan by electronic means or request Grantee’s consent to participate in the Plan by electronic means.

Grantee hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.
18.Captions. Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.
19.Agreement Severable. In the event that any provision in this Agreement will be held invalid or unenforceable, such provision will be severable from, and such invalidity or unenforceability will not be construed to have any effect on, the remaining provisions of this Agreement.
20.Modifications to the Agreement. This Agreement constitutes the entire understanding of the parties on the subjects covered. Grantee expressly warrants that he or she is not accepting this Agreement in reliance on any promises, representations, or inducements other than those contained herein. Modifications to this Agreement or the Plan can be made only in an express written contract executed by a duly authorized officer of the Company. Notwithstanding anything to the contrary in the Plan or this Agreement, the Company reserves the right to revise this Agreement as it deems necessary or advisable, in its sole discretion and without the consent of Grantee, to comply with Section 409A or to otherwise avoid imposition of any additional tax or income recognition under Section 409A of the Code in connection to this Award of Restricted Stock Units.
21.Governing Law. This Agreement shall be governed by the laws of the State of California, without giving effect to the conflict of law principles thereof. For purposes of litigating any dispute that arises under this Award of Restricted Stock Units or this Agreement, the parties hereby submit to and consent to the jurisdiction of the State of California, and agree that such litigation shall be conducted in the courts of San Mateo County, California, or the federal courts for the United States for the Northern District of California, and no other courts, where this Award of Restricted Stock Units is made and/or to be performed.
22.Compensation Clawback or Recovery Policy. The Committee (or the Board or another committee of the Board, as determined by the Board), in its sole discretion, may require Grantee to forfeit, return and/or reimburse to the Company all or a portion of his or her Restricted Stock Units and any amounts paid thereunder, in accordance with any then-effective Company compensation clawback or recovery policy, as it may be established and/or amended from time to time. Any such policy generally shall be intended to apply substantially equally to all officers of the Company, except as the Committee (or the Board or another committee of the Board, as determined by the Board), in its discretion, determines is necessary or appropriate to comply with applicable laws.